                                                                    Exhibit 99.3

                             BANK ONE ISSUANCE TRUST
                    ONEseries Monthly Noteholders' Statement

                            Monthly Period: June 2002

The undersigned, a duly authorized representative of First USA Bank, National Association (the "Bank"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of May 1, 2002 (the "Transfer and Servicing Agreement"), among the Bank, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, does hereby certify as follows:

A.  Information Regarding the Current Distribution to Noteholders

1. The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount

    Tranche                                Amount
    -------                                ------
    A1                                     1.51667
    A2                                     3.46667

    B1                                     1.72667

    C1                                     2.17778

2. The amount of the distribution set forth in item 1 in respect of interest on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

    Tranche                                Amount
    -------                                ------
    A1                                     1.51667
    A2                                     3.46667

    B1                                     1.72667

    C1                                     2.17778

3. The amount of the distribution set forth in item 1 in respect of principal on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

    Tranche                                Amount
    -------                                ------
    A1                                     0.00000
    A2                                     0.00000

    B1                                     0.00000

    C1                                     0.00000


B.  Information regarding the tranches of Notes of the ONEseries

1. Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the ONEseries for the related Monthly Period

                       Initial Outstanding                                Adjusted Outstanding
                       Dollar Principal          Outstanding Dollar       Dollar Principal       Nominal Liquidation
    Tranche            Amount                    Principal Amount         Amount                 Amount
    A1                         1,000,000,000.00         1,000,000,000.00      1,000,000,000.00       1,000,000,000.00
    A2                         1,250,000,000.00         1,250,000,000.00      1,250,000,000.00       1,250,000,000.00
    Total Class A              2,250,000,000.00         2,250,000,000.00      2,250,000,000.00       2,250,000,000.00

    B1                           250,000,000.00           250,000,000.00        250,000,000.00         250,000,000.00
    Total Class B                250,000,000.00           250,000,000.00        250,000,000.00         250,000,000.00

    C1                           250,000,000.00           250,000,000.00        250,000,000.00         250,000,000.00
    Total Class C                250,000,000.00           250,000,000.00        250,000,000.00         250,000,000.00

    Total                      2,750,000,000.00         2,750,000,000.00      2,750,000,000.00       2,750,000,000.00

2.  Nominal Liquidation Amount of Notes of the ONEseries

                                                               Increases from
                                                               amounts withdrawn   Reimbursements of
                                                               from the Principal  prior Nominal       Reductions due to
                                                               Funding Subaccounts Liquidation Amount  reallocation of
                                       Increases from          in respect of       Deficits from       Available Principal
                   Beginning Nominal   accretion of Principal  Prefunding Excess   Available Finance   Collections and
    Tranche        Liquidation Amount  for Discount Notes      Amounts             Charge Collections  Investor Charge-Offs
    A1                1,000,000,000.00                   0.00                 0.00                0.00                 0.00
    A2                1,250,000,000.00                   0.00                 0.00                0.00                 0.00
    Total Class A     2,250,000,000.00                   0.00                 0.00                0.00                 0.00

    B1                  250,000,000.00                   0.00                 0.00                0.00                 0.00
    Total Class B       250,000,000.00                   0.00                 0.00                0.00                 0.00

    C1                  250,000,000.00                   0.00                 0.00                0.00                 0.00
    Total Class C       250,000,000.00                   0.00                 0.00                0.00                 0.00

    Total             2,750,000,000.00                   0.00                 0.00                0.00                 0.00

                      Reductions due to
                      amounts deposited to
                      the Principal Funding    Ending Nominal
    Tranche           Subaccounts              Liquidation Amount
    A1                                 0.00        1,000,000,000.00
    A2                                 0.00        1,250,000,000.00
    Total Class A                      0.00        2,250,000,000.00

    B1                                 0.00          250,000,000.00
    Total Class B                      0.00          250,000,000.00

    C1                                 0.00          250,000,000.00
    Total Class C                      0.00          250,000,000.00

    Total                              0.00        2,750,000,000.00

3.  ONEseries Interest Funding Account Subaccounts

                                               Targeted deposit to
                                               the Interest Funding     Previous shortfalls of
                          Beginning Interest   Subaccount with          targeted deposits to     Actual deposit to the
                          Bunding Subaccount   respect to the current   the Interest Funding     Interest Funding
    Tranche               Balance              period                   Subaccount               Subaccount
    A1                                   0.00            1,516,666.67                     0.00            1,516,666.67
    A2                                   0.00            4,333,333.33                     0.00            4,333,333.33
    Total Class A                        0.00            5,850,000.00                     0.00            5,850,000.00

    B1                                   0.00              431,666.67                     0.00              431,666.67
    Total Class B                        0.00              431,666.67                     0.00              431,666.67

    C1                                   0.00              544,444.44                     0.00              544,444.44
    Total Class C                        0.00              544,444.44                     0.00              544,444.44

    Total                                0.00            6,826,111.11                     0.00            6,826,111.11

                                Amount withdrawn
                                from the Interest
                                Funding Subaccount                       Ending Interest
                                for payment to                           Funding Subaccount
    Tranche                     Noteholders          Other Withdrawals   Balance
    A1                              (1,516,666.67)                  0.00               0.00
    A2                              (4,333,333.33)                  0.00               0.00
    Total Class A                   (5,850,000.00)                  0.00               0.00

    B1                                (431,666.67)                  0.00               0.00
    Total Class B                     (431,666.67)                  0.00               0.00

    C1                                (544,444.44)                  0.00               0.00
    Total Class C                     (544,444.44)                  0.00               0.00

    Total                           (6,826,111.11)                  0.00               0.00

4.  ONEseries Principal Funding Account Subaccounts

                                                Targeted deposit to
                                                the Interest Funding    Previous shortfalls of
                          Beginning Principal   Subaccount with         targeted deposits to    Actual deposit to the
                          Bunding Subaccount    respect to the current  the Principal Funding   Principal Funding
    Tranche               Balance               period                  Subaccount              Subaccount
    A1                                    0.00                    0.00                   0.00                    0.00
    A2                                    0.00                    0.00                   0.00                    0.00
    Total Class A                         0.00                    0.00                   0.00                    0.00

    B1                                    0.00                    0.00                   0.00                    0.00
    Total Class B                         0.00                    0.00                   0.00                    0.00

    C1                                    0.00                    0.00                   0.00                    0.00
    Total Class C                         0.00                    0.00                   0.00                    0.00

    Total                                 0.00                    0.00                   0.00                    0.00

                        Amount withdrawn
                        from the Principal
                        Funding Subaccount                      Ending Principal
                        for payment to                          Funding Subaccount
    Tranche             Noteholders          Other Withdrawals  Balance
    A1                                0.00                 0.00               0.00
    A2                                0.00                 0.00               0.00
    Total Class A                     0.00                 0.00               0.00

    B1                                0.00                 0.00               0.00
    Total Class B                     0.00                 0.00               0.00

    C1                                0.00                 0.00               0.00
    Total Class C                     0.00                 0.00               0.00

    Total                             0.00                 0.00               0.00

5.  ONEseries Class C Reserve Subaccounts

                                                                                   Actual deposit to      Amount withdrawn in
                 Beginning Class C    Class C Reserve         Targeted deposit to  Class C Reserve        respect of payment of
                 Beserve Subaccount   Subaccount earnings     the Class C Reserve  Subaccount, including  interest or principal to
    Tranche      Balance              for the current period  Subaccount           Excess Amounts         Noteholders
    C1                         0.00                     0.00                 0.00                   0.00                      0.00
    Total                      0.00                     0.00                 0.00                   0.00                      0.00

                        Withdrawal of Excess
                        Amounts pursuant to
                        subsection 3.25(c) of     Ending Class C
                        the Indenture             Reserve Subaccount
    Tranche             Supplement                Balance
    C1                                   0.00                   0.00
    Total                                0.00                   0.00

6. Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts

                  Required               Required
                  Subordinated Amount    Subordinated Amount
                  of Class B Notes as    of Class C Notes as
                  as of the close of     as of the close of    Class A Usage of        Class A Usage of        Cumulative Class A
                  business on the        business on the       Class B Required        Class C Required        Usage of Class B
                  related Note Transfer  related Note Transfer Subordinated Amount     Subordinated Amount     Required
    Tranche       Date                   Date                  for the current period  for the current period  Subordinated Amount
    A1                    84,795,300.00          84,795,300.00                   0.00                    0.00                 0.00
    A2                   105,994,125.00         105,994,125.00                   0.00                    0.00                 0.00
    Total                190,789,425.00         190,789,425.00                   0.00                    0.00                 0.00


                         Cumulative Class A
                         Usage of Class C
                         Required
    Tranche              Subordinated Amount
    A1                                  0.00
    A2                                  0.00
    Total                               0.00

7. Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts

                          Required
                          Subordinated Amount
                          of Class C Notes as
                          of the close of        Class B Usage of        Cumulative Class B
                          business on the        Class C Required        Usage of Class C
                          related Note Transfer  Subordinated Amounts    Required
    Tranche               Date                   for the current period  Subordinated Amount
    B1                           195,417,743.94                    0.00                 0.00
    Total                        195,417,743.94                    0.00                 0.00


C.  Information regarding the performance of the ONEseries

                                                        June Monthly Period       May Monthly Period                     N/A
    Portfolio Yield                                                  10.91%                   10.79%                   0.00%
    Less:  Base Rate                                                  4.56%                    4.55%                   0.00%
                                                                      -----                    -----                   -----
    Excess Spread                                                     6.35%                    6.24%                   0.00%

    Three Month Average Excess Spread                                 6.30%

    Principal Payment Rate                                           13.47%



                                            FIRST USA BANK, National Association
                                            as Servicer

                                            By: /s/ Tracie Klein
                                               ---------------------------------
                                                   Tracie Klein
                                                   First Vice President